Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2014
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,642	3,434	3,602		9,678
I-joist sales volume (MELF)	39,839	56,813	56,403		153,055
Plywood sales volume (MSF 3/8")	414,443	430,404	396,339		1,241,186
Lumber sales volume (MBF)	45,883	56,799	57,261		159,943
LVL mill net sales price ($/CF)	$16.00	$16.28	$16.59		$16.32
I-joist mill net sales price ($/MELF)	$1,016	$1,068	$1,095		$1,064
Plywood net sales price ($/MSF 3/8")	$294	$301	$335		$309
Lumber net sales price ($/MBF)	$569	$574	$546		$563
Segment sales (000)	$293,274	$351,011	$355,697		$999,982
Segment income (000)	$13,047	$31,213	$40,631		$84,891
Segment depreciation and amortization (000)	$9,980	$10,044	$10,711		$30,735
Segment EBITDA (000)[1]	$23,027	$41,257	$51,342		$115,626
EBITDA as a percentage of sales	7.9%	11.8%	14.4%		11.6%
Capital spending (000)	$9,714	$5,659	$11,541		$26,914
Receivables (000)	$62,203	$70,288	$66,882
Inventories (000)	$154,412	$149,388	$158,324
Accounts payable (000)	$45,719	$55,365	$55,581

	2013
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,718	2,681	2,996	2,699	11,094
I-joist sales volume (MELF)	40,937	43,954	50,552	43,966	179,409
Plywood sales volume (MSF 3/8")	345,728	354,904	343,922	427,969	1,472,523
Lumber sales volume (MBF)	49,784	51,722	50,391	46,850	198,747
LVL mill net sales price ($/CF)	$15.25	$15.67	$15.85	$15.90	$15.68
I-joist mill net sales price ($/MELF)	$964	$989	$1,017	$1,024	$1,000
Plywood net sales price ($/MSF 3/8")	$331	$328	$303	$302	$316
Lumber net sales price ($/MBF)	$463	$515	$515	$543	$509
Segment sales (000)	$269,216	$280,417	$283,204	$301,252	$1,134,089
Segment income (000)	$20,808	$23,045	$17,928	$15,892	$77,673
Segment depreciation and amortization (000)	$6,253	$6,517	$6,686	$9,208	$28,664
Segment EBITDA (000)[1]	$27,061	$29,562	$24,614	$25,100	$106,337
EBITDA as a percentage of sales	10.1%	10.5%	8.7%	8.3%	9.4%
Capital spending (000)[2]	$3,519	$5,703	$9,065	$12,268	$30,555
Receivables (000)	$60,386	$58,363	$64,815	$49,425
Inventories (000)	$124,030	$123,467	$145,198	$154,708
Accounts payable (000)	$40,661	$47,413	$54,150	$41,924

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2012
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,116	2,271	2,586	2,107	9,080
I-joist sales volume (MELF)	29,974	38,640	41,826	34,541	144,981
Plywood sales volume (MSF 3/8")	327,867	346,360	343,350	338,702	1,356,279
Lumber sales volume (MBF)	40,734	48,925	50,274	48,146	188,079
LVL mill net sales price ($/CF)	$15.05	$14.94	$14.75	$14.45	$14.80
I-joist mill net sales price ($/MELF)	$935	$928	$915	$909	$921
Plywood net sales price ($/MSF 3/8")	$267	$290	$318	$304	$295
Lumber net sales price ($/MBF)	$414	$448	$430	$426	$430
Segment sales (000)	$211,143	$241,842	$259,759	$230,508	$943,252
Segment income (000)	$10,811	$15,548	$22,464	$6,971	$55,794
Segment depreciation and amortization (000)	$5,905	$6,113	$6,164	$6,262	$24,444
Segment EBITDA (000)[1]	$16,716	$21,661	$28,628	$13,233	$80,238
EBITDA as a percentage of sales	7.9%	9.0%	11.0%	5.7%	8.5%
Capital spending (000)[2]	$2,762	$3,962	$5,324	$8,253	$20,301
Receivables (000)	$46,748	$52,906	$52,813	$36,450
Inventories (000)	$107,764	$106,036	$119,322	$120,598
Accounts payable (000)	$31,409	$41,583	$44,460	$32,436

[1]Segment EBITDA is calculated as segment income before depreciation and amortization.
[2] Capital spending in fourth quarter 2013, third quarter 2013, and first quarter 2012 excludes $1.0 million, $102.0 million, and $2.4 million, respectively, of cash paid for the acquisitions of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2014
	Q1	Q2	Q3	Q4	YTD
Commodity sales	52.2%	48.7%	47.7%		49.3%
General line sales	31.9%	33.7%	34.8%		33.6%
EWP sales	15.9%	17.6%	17.5%		17.1%
Total sales (000)	$585,530	$758,375	$773,391		$2,117,296
Gross margin[1]	10.6%	11.3%	12.0%		11.4%
Segment income (000)	$5,861	$19,401	$21,058		$46,320
Segment depreciation and amortization (000)	$2,307	$2,394	$2,448		$7,149
Segment EBITDA (000)[2]	$8,168	$21,795	$23,506		$53,469
EBITDA as a percentage of sales	1.4%	2.9%	3.0%		2.5%
Capital spending (000)	$2,720	$3,551	$7,161		$13,432
Receivables (000)	$163,820	$181,390	$176,920
Inventories (000)	$266,647	$261,176	$240,547
Accounts payable (000)	$167,152	$174,402	$149,548

	2013
	Q1	Q2	Q3	Q4	YTD
Commodity sales	54.1%	51.2%	49.5%	50.9%	51.3%
General line sales	31.0%	34.4%	33.9%	32.2%	33.0%
EWP sales	14.9%	14.4%	16.6%	16.9%	15.7%
Total sales (000)	$581,129	$681,486	$721,523	$615,467	$2,599,605
Gross margin[1]	11.0%	9.1%	11.6%	11.7%	10.9%
Segment income (000)	$7,997	$3,276	$17,863	$10,795	$39,931
Segment depreciation and amortization (000)	$2,178	$2,217	$2,245	$2,593	$9,233
Segment EBITDA (000)[2]	$10,175	$5,493	$20,108	$13,388	$49,164
EBITDA as a percentage of sales	1.8%	0.8%	2.8%	2.2%	1.9%
Capital spending (000)	$1,797	$3,023	$6,605	$3,273	$14,698
Receivables (000)	$168,056	$172,505	$167,479	$126,399
Inventories (000)	$263,073	$244,883	$223,982	$228,752
Accounts payable (000)	$181,496	$156,483	$144,683	$110,231

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2012
	Q1	Q2	Q3	Q4	YTD
Commodity sales	50.2%	48.0%	49.4%	52.3%	49.9%
General line sales	36.5%	38.6%	36.2%	33.8%	36.3%
EWP sales	13.3%	13.4%	14.4%	13.9%	13.8%
Total sales (000)	$451,416	$580,545	$605,206	$553,068	$2,190,235
Gross margin[1]	11.5%	11.8%	12.0%	11.5%	11.7%
Segment income (loss) (000)	$(819)	$8,699	$10,300	$5,852	$24,032
Segment depreciation and amortization (000)	$2,182	$2,194	$2,263	$2,203	$8,842
Segment EBITDA (000)[2]	$1,363	$10,893	$12,563	$8,055	$32,874
EBITDA as a percentage of sales	0.3%	1.9%	2.1%	1.5%	1.5%
Capital spending (000)	$1,960	$2,241	$1,405	$1,451	$7,057
Receivables (000)	$132,401	$145,381	$139,579	$115,366
Inventories (000)	$210,832	$213,096	$199,255	$205,207
Accounts payable (000)	$145,058	$139,652	$128,540	$108,532

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(000)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, depreciation and amortization. The following tables reconcile net income to EBITDA for the periods noted below:

	2014
	Q1	Q2	Q3	Q4	YTD

Net income	$5,565	$26,418	$32,285		$64,268
Interest expense	5,512	5,519	5,514		16,545
Interest income	(70)	(53)	(57)		(180)
Income tax provision	3,461	14,286	18,133		35,880
Depreciation and amortization	12,320	12,482	13,203		38,005
EBITDA	$26,788	$58,652	$69,078		$154,518

	2013
	Q1	Q2	Q3	Q4	YTD

Net income[1]	$80,836	$10,412	$15,860	$9,828	$116,936
Interest expense	4,891	4,781	5,174	5,580	20,426
Interest income	(62)	(62)	(88)	(29)	(241)
Income tax provision (benefit)[1]	(61,107)	6,797	9,602	5,920	(38,788)
Depreciation and amortization	8,477	8,766	8,962	11,833	38,038
EBITDA	$33,035	$30,694	$39,510	$33,132	$136,371

	2012
	Q1	Q2	Q3	Q4	YTD

Net income	$1,668	$15,047	$23,503	$1,278	$41,496
Interest expense	4,813	4,818	4,840	7,286	21,757
Interest income	(107)	(87)	(87)	(111)	(392)
Income tax provision	61	78	104	64	307
Depreciation and amortization	8,119	8,338	8,461	8,489	33,407
EBITDA	$14,554	$28,194	$36,821	$17,006	$96,575

[1]Net income for the three months ended March 31, 2013, and the year ended December 31, 2013, includes a $68.7 million income tax benefit associated with the recording of net deferred tax assets upon our conversion from a limited liability company to a corporation.